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Exhibit 99 - Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002:


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, C. Herbert Schneider and Lewis H. Foulke, Jr. hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of First Washington FinancialCorp. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company




                                  /s/ C. Herbert Schneider
                                  ---------------------------------------
                                  C. Herbert Schneider

                                  President and Chief Executive Officer
                                  ---------------------------------------
                                  Title

                                  November 13, 2002
                                  ---------------------------------------
                                  Date


                                  /s/ Lewis H. Foulke, Jr.
                                  ---------------------------------------
                                  Lewis H. Foulke, Jr.

                                  VP Finance and Chief Financial Officer
                                  ---------------------------------------
                                  Title

                                  November 13, 2002
                                  ---------------------------------------
                                  Date